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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                       Date of Report: January 20, 1998
                       (Date of earliest event reported)

                               KOPIN CORPORATION
            (Exact name of Registrant as specified in its charter)

        Delaware                     0-19882                    04-2833935
        --------                     -------                    ----------
(State or other jurisdiction       (Commission               (I.R.S. Employer
of incorporation or organiza-      file number)              Identification)
tion No.)

695 Myles Standish Blvd., Taunton, MA                           02780-1042
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)

                                (508) 824-6696
                                --------------
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

    5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of January 20, 1998 of Kopin Corporation relating to preliminary fourth quarter and year-end results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)   Exhibits

   99.1  Press Release of Kopin Corporation dated January 20, 1998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf hereunto duly authorized.

                                       KOPIN CORPORATION
                                       (Registrant)


Date:  January 20, 1998           By:  /s/ Paul J. Mitchell
                                      ---------------------
                                      Paul J. Mitchell
                                      Chief Financial Officer,
                                      Treasurer and Principal
                                      Accounting Officer